UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2023
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant’s telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On March 9, 2023, KBS Real Estate Investment Trust III, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of KBS, 800 Newport Center Drive, 7th Floor Boardroom, Newport Beach, California 92660. At the Annual Meeting, the Company’s stockholders voted in person or by proxy on (1) the election of six directors to hold office for one-year terms; and (2) the ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
All of the director nominees were elected. The number of votes cast for and votes cast against, and the number of abstentions with respect to, each of the director nominees as well as the number of broker non-votes were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles J. Schreiber, Jr.	39,511,263	1,133,362	2,491,916	33,005,668
Marc DeLuca	39,653,854	1,011,415	2,471,272	33,005,668
Jeffrey A. Dritley	39,530,193	1,067,087	2,539,261	33,005,668
Stuart A. Gabriel, Ph.D.	39,609,945	1,056,975	2,469,621	33,005,668
Robert Milkovich	39,461,075	1,121,410	2,554,056	33,005,668
Ron D. Sturzenegger	39,461,207	1,097,463	2,577,871	33,005,668

The appointment of E&Y was ratified. The number of votes cast for and votes cast against, and the number of abstentions with respect to, the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2022 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of E&Y Appointment	73,854,530	582,788	1,704,891	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: March 10, 2023	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary